SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934(Amendment No.)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Clear Channel Communications, Inc.
                (Name of Registrant as Specified In Its Charter)


                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:


         (2) Form, Schedule or Registration Statement No.:


         (3) Filing party:


         (4) Date filed:

                       CLEAR CHANNEL COMMUNICATIONS, INC.
                                 P.O. Box 659512
                          San Antonio, Texas 78265-9512

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 5, 1998

         As a shareholder of Clear Channel Communications, Inc. ("the Company"), you are hereby given notice of and invited to attend, in person or by proxy, the Annual Meeting of Shareholders of the Company to be held at 200 Concord Plaza (Paine Webber Conference Room-3rd Floor), San Antonio, Texas on May 5, 1998, at 11:00 a.m., for the following purposes:

     1. To elect seven directors to serve for the coming year.

     2. To approve the Clear Channel Communications, Inc. 1998 Stock Incentive Plan.

     3. To amend the Articles of Incorporation to increase the number of authorized shares of Preferred Stock from 2 million shares to 10 million shares and the number of authorized shares of Common Stock of the Company from 150 million shares to 600 million shares.

     4. To ratify the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 1998.

     5. To transact any other business which may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on March 6, 1998 are entitled to notice of and to vote at the meeting.

         Your attention is invited to the accompanying Proxy Statement. In addition, although mere attendance at the meeting will not revoke the proxy, a shareholder present at the meeting may revoke his or her proxy and vote in person. To assure that your shares are represented at the meeting, please complete, date, sign and mail the enclosed Proxy card in the return envelope provided for that purpose.

                                             By Order of the Board of Directors

                                                 /S/  Kenneth E. Wyker
                                                       Kenneth E. Wyker
                                                          Secretary
San Antonio, Texas
March 24, 1998

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 1998

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of the Directors (the "Board") of Clear Channel Communications, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on May 5, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders. Proxies are solicited to give all shareholders of record at the close of business on March 6, 1998, an opportunity to vote on matters that come before the meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

         When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the directors. You may revoke your proxy at any time before it is exercised by so notifying the Secretary of the Company in writing or in person. Any proxy which is not revoked will be voted at the meeting. This Proxy Statement and the accompanying proxy card are being sent to the shareholders of the Company on or about March 24, 1998.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or vote "against" a particular matter. The votes required with respect to the Items set forth in the accompanying Notice of Annual Meeting of Shareholders are set forth in the discussion of each Item herein. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. Proxies in the form enclosed will be voted at the Meeting, if properly signed, returned to the Company prior to the Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company prior to the convening of the Meeting, or by presenting another proxy card with a later date. If you attend the Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

         On March 6, 1998, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were [98,387,626] shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

                             THE BOARD OF DIRECTORS

         The Board is responsible for the management and direction of the Company and for establishing broad corporate policies. However, in accordance with corporate legal principles, it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in board and committee meetings.

Compensation of Directors

         Outside directors are paid $20,000 annual retainer with an additional $2,500 for each meeting of the Board they attend. In addition, members of the Compensation Committee are paid $500 for each meeting of the Compensation Committee they attend. In addition, in February 1993, February 1994 and April 1997 each outside director was granted options to purchase 31,250, 25,000 and 5,000 shares of Common Stock, respectively. These options vest 20% per year beginning one year from the date of grant.

Board Meetings

         During 1997, the Board held nine meetings. Each of the nominees named above attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by committees of the Board on which that director served.

Committees of the Board

         The Board has two committees: the Audit Committee and the Compensation Committee. The Audit Committee, composed of Mssrs. Strauss and Williams, is responsible for reviewing the Company's accounting practices and audit procedures. The Company's Compensation Committee, currently composed of Mssrs. Strauss and Williams, administers the Company's stock option plans and performance-based compensation plans and makes recommendations to the Board concerning compensation arrangements for all officers and directors of the Company and its subsidiaries. The Compensation Committee annually evaluates the Company's performance and the actual compensation and share ownership of the executive officers compared with both the Company's own industry and a broader group of companies such as the S&P 500. See the attached Board Compensation Committee Report which details the basis on which the Compensation Committee determines executive compensation. Each of the Audit Committee and the Compensation Committee met once in 1997.

Compensation Committee Interlocks and Insider Participation

         During 1997, members of the Compensation Committee included B. J. McCombs, Alan D. Feld, Theodore H. Strauss and John H. Williams. In 1997, the Company paid fees to the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. Alan D. Feld, a director of the Company, is the sole shareholder of a professional corporation which is a partner of such firm. In 1997, the Company purchased various forms of insurance from Primera. B. J. McCombs, a director of the Company, owns 75% of Primera. As part of its operations, the Company leases certain office space in San Antonio, Texas from the trusts of the children of L. Lowry Mays and B. J. McCombs. This lease expired on December 31, 1997, however the office space is being rented on a month to month basis with current monthly rentals of $16,724. The Company believes all of the transactions described above are no less favorable to the Company than could be obtained with nonaffiliated parties.

         Also during 1997, L. Lowry Mays, the Company's Chairman and Chief Executive Officer, served as a member of the Compensation Committee and participated in deliberations concerning executive officer compensation other than his own.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board intends to nominate at the Meeting the seven persons listed as nominees below. Each of the directors elected at the Meeting will serve until the next annual meeting of shareholders or until his successor shall have been elected and qualified, subject to earlier resignation and removal. The directors are to be elected by a plurality of the votes cast by the holders of the shares of Common Stock represented and entitled to be voted at the Meeting. Unless authority to vote for directors is "withheld" in the proxy, the persons named therein intend to vote "for" the election of the seven nominees listed. Each nominee has indicated a willingness to serve as director if elected. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute. Management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

         The Company has entered into an Agreement and Plan of Merger with Universal Outdoor Holdings, Inc. ("Universal"), dated as of October 23, 1997 (the "Merger Agreement"), whereby a subsidiary of the Company would be merged with and into Universal (the "Merger"), with Universal continuing as the surviving corporation and a wholly owned subsidiary of the Company. Subject to the terms and conditions of the Merger Agreement, each share of Universal common stock outstanding immediately prior to the consummation of the merger will be converted into 0.67 shares of the Common Stock of the Company. The Company has reserved approximately 19,287,858 shares of Common Stock for issuance in connection with the merger. The Merger Agreement was approved by the shareholders of Universal on February 6, 1998. Consummation of the Merger Agreement is subject to obtaining applicable regulatory approvals, among other conditions.

         The Company has agreed that upon closing of the Merger, the Company will cause Daniel L. Simon, the President and Chief Executive Officer of Universal, to be appointed to the Board. If the Merger is consummated and Mr. Simon is appointed to the Board before the Meeting, then the Board presently intends to nominate Mr. Simon for election to the Board at the Meeting. Biographical information about the Board's nominees for director, including Mr. Simon is provided below. Except as otherwise noted, nominees who are shown as officers or partners of other corporations, institutions or firms have held the positions indicated, or have been officers of the organizations indicated, for more than the last five years.

Nominees for Director

         The nominees for director are L. Lowry Mays, Karl Eller, Mark P. Mays, Alan D. Feld, B. J. McCombs, Theodore H. Strauss and John H. Williams. In addition, if the Merger Agreement closes and Daniel L. Simon is appointed to the Board before the Meeting, Daniel L. Simon will be a nominee for director.

         L. Lowry Mays, age 62, is the founder of the Company and currently serves as Chairman of the Board and Chief Executive Officer. He has served as a director of the Company since its inception.

         Karl Eller, age 69, was the founder of Eller Media Company, a subsidiary of the Company, and has served as its Chairman and Chief Executive Officer since 1995. Mr. Eller has over 40 years of experience in the outdoor advertising industry. He was appointed as a director of the Company in April 1997 in connection with the Company's acquisition of Eller Media Company.

         Mark P. Mays, age 34, serves as the President and Chief Operating Officer of the. Mr. Mays is the son of L. Lowry Mays, the Company's Chairman and Chief Executive Officer and the brother of Randall T. Mays, the Company's Senior Vice President and Chief Financial Officer.

         Alan D. Feld, age 61, is the sole shareholder of a professional corporation which is partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. He has served as a director of the Company since 1984. Mr. Feld also serves on the board of directors of Centerpoint Properties, Inc.

         B. J. McCombs, age 70, is a private investor with interests in automobile dealerships and other investments. He has served as a director of the Company since its inception.

         Theodore H. Strauss, age 73, is the Senior Managing Director of Bear, Stearns & Co., Inc. He has served as a director of the Company since 1984. Mr. Strauss also serves on the boards of directors of Sizeler Properties, Inc. and Hollywood Casinos, Inc.

         John H. Williams, age 64, is the Senior Vice President of Everen Securities, Inc. He has served as a director of the Company since 1984. Mr. Williams also serves of the board of directors of GAINSCO, Inc.

         Daniel L. Simon, age 46, is the President and Chief Executive Officer of Universal. Upon the consummation of the Merger, Universal will become a subsidiary of the Company. If the Merger is consummated before the Meeting, Mr. Simon will be appointed as a director of the Company and will be a nominee for director for election at the Meeting.

         Management recommends that the shareholders vote "FOR" the director nominees named above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The table below sets forth information concerning the beneficial ownership of the Company's Common Stock as of February 15, 1998, for each director serving on the Board in 1997 and each of the nominees for director; each of the named executive officers not listed as a director; the directors and executive officers as a group; and each person known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock. Except as otherwise noted, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                       Amount and Nature of       Percent
          Name                                                         Beneficial Ownership       of Class
L. Lowry Mays...................................................            15,225,668 (1)           15%
Karl Eller......................................................             2,205,525 (2)            2%
Mark P. Mays....................................................               480,756 (3)            *
Alan D. Feld....................................................                59,250 (4)            *
B. J. McCombs...................................................            11,189,186 (5)           11%
Theodore H. Strauss.............................................               133,037 (6)            *
John H. Williams................................................                34,400 (7)            *
Daniel L. Simon(8)..............................................                   -                  *
Randall T. Mays.................................................               323,037 (9)            *
W. Ripperton Riordan............................................                17,132 (10)           *
Putnam Investments(11)..........................................            10,790,769               11%
All Directors and Executive Officers as a Group (20 persons)....            30,071,969 (12)          30%


(1) Includes 810,000 shares subject to options held by Mr. Mays and 50,456 shares held by trusts of which Mr. Mays is trustee, but not beneficiary.

(2) Includes 1,124,056 shares subject to options held by Mr. Eller. In addition, pursuant to that certain Stockholders Agreement between the Company and EM Holdings LLC dated as of April 10, 1998, Mr. Eller is deemed to beneficially own 1,081,469 shares subject to a put right.

(3) Includes 19,788 shares subject to options held by Mr. Mays and 62,316 shares held by trusts of which Mr. Mays is trustee, but not beneficiary.

(4) Includes 51,250 shares subject to options held by Mr. Feld. Excludes 31,180 shares owned by Mr. Feld's wife, as to which Mr. Feld disclaims beneficial ownership.

(5) Includes 3,076,726 shares held by trusts of which Mr. McCombs is trustee, but not beneficiary.

(6)   Includes 51,250 shares subject to options held by Mr. Strauss.

(7)   Includes 32,500 shares subject to options held by Mr. Williams.

(8) Mr. Simon has beneficial ownership of 7,319,755 shares of common stock of Universal. Pursuant to the Merger Agreement each share of Universal Common Stock will be converted into 0.67 shares of Common Stock of the Company upon consummation of the Merger. For a further description of the Merger, see "Election of Directors."

(9) Includes 19,788 shares subject to options held by Mr. Mays and 3,516 shares held by trusts of which Mr. Mays is trustee, but not beneficiary.

(10)  Includes 5,000 shares subject to options held by Mr. Riordan.

(11)  Address: One Post Office Square, Boston, Massachusetts 02109

(12) Includes 3,424,116 shares subject to options held by such persons and 3,304,899 shares held by trusts of which such persons are trustees, but not beneficiaries.


                             EXECUTIVE COMPENSATION

         The Company believes that compensation of its executive officers and others should be directly and materially linked to operating performance. For Fiscal Year 1997, the executive compensation program consisted of the base salary, a bonus plan based on Company profitability and individual performance and stock options that generally become exercisable over a five year period.

Employment Agreements

         The Company entered into a five-year employment agreement with L. Lowry Mays, to serve as Chairman and Chief Executive Officer of the Company effective February 10, 1997. The employment agreement provides for a minimum annual base salary of $750,000. The salary amount is subject to review by the Compensation Committee of the Board and may be increased on an annual basis at the beginning of each fiscal year. The term of the employment agreement is automatically extended at the end of each year by one additional year, in the absence of a notice of non-extension from L. Lowry Mays. The employment agreement contemplates that L. Lowry Mays will be awarded bonus compensation as determined by the Compensation Committee of the Board. The employment agreement also provides for severance compensation payable as a lump sum in an amount equal to the amount annual salary that would have been paid over the remaining term of the agreement, if termination occurs for any reason other than for cause or resignation for other than "Good Reason," as defined in the agreement.

         Prior to its acquisition by the Company, Eller Media Corporation, a subsidiary of the Company ("Eller Media") entered into an employment agreement with Karl Eller dated August 18, 1995 which is still in full force and effect. The agreement provides that Mr. Eller will serve as the Chairman and Chief Executive Officer of Eller Media for a term of four years. Pursuant to the terms of the agreement, Mr. Eller is paid an initial base salary of $400,000 per year. Mr. Eller's initial base salary is increased annually by the percentage increase in the Consumer Price Index, if any. In addition, Mr. Eller may be granted bonus compensation at the discretion of the Compensation Committee. Pursuant to the terms of the agreement, Mr. Eller's employment is terminable by the Company at any time for "Cause," as defined in the agreement. Pursuant to the terms of the agreement, Mr. Eller may terminate his employment for "Good Reason," as defined in the agreement, by giving thirty days' written notice. If Mr. Eller terminates his employment for Good Reason or if the Company terminates Mr. Eller's employment without Cause, Mr. Eller is entitled to receive all compensation and benefits owed for the remainder of the term of the agreement. The employment agreement obligates Mr. Eller for one year following termination of his employment with the Company, to refrain from engaging in competition with the Company and from influencing any person to give up an employment or business relationship with the Company.

Summary Compensation Table

         The Summary Compensation Table shows certain compensation information for the years ended December 31, 1997, 1996 and 1995, for the Chief Executive Officer and each of the other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the years ended December 31, 1997 (hereinafter referred to as the "named executive officers").

                                        Annual Compensation            Long-Term Compensation
                                   ------------------------------ ---------------------------------
                                                                          Awards          Payouts
                                                                  ----------------------- ---------

                                                        Other     Restricted
                                                        Annual    Stock                   LTIP      All Other
   Name And Principal              Salary               Compen-satAwards       Options    Payout    Compen-sation
                                                               ---                                         ------
        Position           Year      ($)     Bonus ($)    ($)        ($)         (#)        ($)        ($)
        --------           ----      ---     ---------    ---        ---         ---        ---        ---
L. Lowry Mays             1997      726,014  2,000,000     -          -           50,000     -      236,148(1)
Chairman and CEO          1996      601,553  2,000,000     -          -           60,000     -      237,577(1)
of the Company            1995      598,217  1,500,000     -          -           -          -      154,890(1)

Mark P. Mays              1997      231,910    500,000     -          -           17,300     -        3,325(2)
President and COO of      1996      170,697    175,000     -          -           13,704     -        2,625(2)
the Company               1995      145,921     25,000     -          -           27,408     -        2,592(2)

Randall T. Mays           1997      160,773    500,000     -          -           17,300     -        2,994(2)
Senior Vice President     1996      157,956     66,111     -          -           13,704     -        2,265(2)
and CFO of the Company    1995      159,558     35,000     -          -           27,408     -        1,549(2)

Karl Eller                1997(3)   300,342    250,000     -          -       1,199,056(4)    -          -
CEO of Eller Media
Company

W. Ripperton Riordan      1997      189,762    100,000     -          -            2,000     -        3,325(2)
Exec. VP and COO of       1996      199,278     25,000     -          -           -          -        2,625(2)
Clear            Channel  1995      171,541    123,523     -          -           10,000     -        2,844(2)
Television, Inc.

(1)  Represents  $232,823,  $234,952 and  $151,656  paid by the Company in 1997,
     1996 and 1995 respectively, on a split-dollar life insurance policy for L. Lowry Mays. Such amounts include the entire dollar amount of the term life portion and the present value to L. Lowry Mays of the interest-free use of the non-term portion of each premium payment. The remainder represents the amount of matching contributions paid by the Company under the 401(k) Plan.

(2) Represents the amount of matching contributions paid by the Company under the 401(k) Plan.

(3)  Represents partial year compensation.

(4) In connection with the completion of the Company's acquisition of Eller Media, the Company issued these options to Mr. Eller upon the assumption of Mr. Eller's existing options to acquire shares of Eller Media common stock.

Stock Option Grant Table

         The following table sets forth certain information concerning options granted to the named executive officers during the year ended December 31, 1997.

                                                                             Potential Realizable Value At
                                                                             Assumed Annual Rates of Stock
                                          Individual Grants                  Price Appreciation For Option
                                                                                         Term
                           ------------------------------------------------ --------------------------------
                                         Percent
                                         of Total
                            Number of    Options
                            Securities   Granted     Exercise
                            Underlying   to          or Base
                             Options     Employees   Price      Expiration
          Name             Granted (#)   in Fiscal   ($/share)     Date         5% ($)          10% ($)
          ----             -----------               ---------     ----         ------          -------
                                            Year
                                            ----
L. Lowry Mays                 50,000      3%        39.50     2/10/04        804,023       1,873,716
Mark P. Mays                  15,000      1%        39.50     2/10/04        241,207         562,115
                               2,300      -         43.45     2/10/02         27,610          61,011
Randall T. Mays               15,000      1%        39.50     2/10/04        241,207         562,115
                               2,300      -         43.45     2/10/02         27,610          61,011
Karl Eller                    1,199,056  66%        12.99     3/31/02        57,497,666    76,633,890
W. Ripperton Riordan           2,000      -         39.50     2/10/04         32,161          74,949


Stock Option Exercises and Holding Table

         The following table set forth certain information regarding stock options exercised by the named executive officers during the year ended December 31, 1997, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by both exercisable and nonexercisable stock options as of December 31, 1997. Also reported are the values of "in the money" options which represent the positive spread between the exercise price of any existing stock options and the Common Stock price as of December 31, 1997.

                                                             Number of Securities    Value of Unexercised
                                Shares                            Underlying         In-the-Money Options
                              Acquired on                    Unexercised Options      at Fiscal Year-End
                               Exercise         Value         at Fiscal Year End              ($)
           Name                   (#)        Realized ($)            (#)            Exercisable/Unexercisable
           ----                   ---                 ---                           -------------------------
                                                            Exercisable/Unexercisable
L. Lowry Mays                   117,187       4,481,817          610,000 / 0            42,010,274 / 0
Mark P. Mays                    100,002       4,615,941          12,380 / 58,412        883,468 / 3,255,614
Randall T. Mays                    -              -              43,055 / 58,412        3,220,213 / 3,255,614
Karl Eller                      40,000        2,165,400          1,159,056 / 0           77,016,374 / 0
W. Ripperton Riordan               -              -              5,000 / 12,000         356,813 / 676,120

                       BOARD COMPENSATION COMMITTEE REPORT

         The Compensation Committee currently consists of two outside Board members.

Overall Policy

         The financial success of the Company is linked to the ability of its executive officers and managers to direct the Company's current operations and to assess the advantages of potential acquisitions and realign the operations of the acquired entities with the operating policies of the Company. A major objective of the Company's compensation strategy is to attract and retain top quality executives and operating managers. Another objective of the Company's compensation strategy is to reward managers based on the financial performance of operations under their control. Financial incentives are used to motivate those responsible to achieve the Company's financial goals and to align the interests of the Company's managers with the interests of the Company's shareholders.

         In  order  to  achieve  the   foregoing   objectives,   the   Company's
compensation includes both a base salary component and incentive compensation. Incentive compensation includes both annual bonuses and stock options.

Compensation

         Base salaries of executive officers are set with respect to comparable salaries paid by the radio and television broadcast and outdoor industries in those markets in which the Company operates. The salaries of all executive officers except the Chief Executive Officer are determined through mutual negotiations between the executive and the Chief Executive Officer and are based on both past performance and expected future performance. However, under certain circumstances, the Company may enter into employment agreements with executive officers.

         The performance bonuses for 1997 for the executive officers were based upon the executives achieving certain budgeted goals, including an increase in cash flow over the prior year, other selected performance criteria or other subjective measures of performance. Budgeted goals are set for each such executive officer pursuant to an extensive annual operating plan established by the Company and the Chief Executive Officer. Past and expected future performance was considered on a subjective basis in determining these budgeted goals, based on the varied circumstances impacting each operating division. Similarly, in determining option grants, the sole factor weighed was success in achieving budgeted goals as determined on a subjective basis after consideration of the varied circumstances impacting each operating division. The Chief Executive Officer reports to the Compensation Committee as to the compensation levels and performance goals which he sets for the Company's executive officers.

Chief Executive Officer Compensation

         During 1997, two members of the Compensation Committee, John H. Williams and Theodore H. Strauss, served on the Performance-Based Compensation Committee, a subcommittee of the Compensation Committee (the "Subcommittee"). John H. Williams and Theodore H. Strauss are both outside directors within the meaning of Section 162(m) of the Internal Revenue Code. The Subcommittee established the Chief Executive Officer's performance goals and determines the amount of incentive bonus.

         The Company entered into a five-year employment agreement with L. Lowry Mays, to serve as Chairman and Chief Executive Officer effective February 10, 1997. The employment agreement provides for a minimum annual base salary of $750,000. The salary amount is subject to review by the Compensation Committee of the Board and may be increased on an annual basis at the beginning of each fiscal year. The term of the employment agreement is automatically extended at the end of each year by one additional year, in the absence of a notice of non-extension from L. Lowry Mays. The employment agreement contemplates that L. Lowry Mays will be awarded bonus compensation as determined by the Performance-Based Compensation Committee of the Board. The employment agreement also provides for severance compensation payable as a lump sum in an amount equal to the amount of annual salary that would have been paid over the remaining term of the agreement, if termination occurs for any reason other than for cause or resignation for other than "Good Reason," as defined in the agreement.

         In 1997, the Chief Executive Officer's annual salary was $750,000 pursuant to his employment contract with the Company. He was paid a cash bonus of $2,000,000 in February of 1998 that, while paid in 1998, rewarded the Chief Executive Officer for performance in 1997. Options were granted to the Chief Executive Officer in 1997 for the purchase of 50,000 shares of the Company's Common Stock.

         The Subcommittee utilized information gathered from its review of compensation packages of ten comparable companies in the radio and television broadcasting industry in determining the Chief Executive Officer's base salary and overall compensation package. The amount of salary paid and bonus awarded was judged to be deserving and balanced for the value received by the shareholders from the Chief Executive Officer's efforts, based on the overall increase in the Company's after-tax cash flow and the increase in market value of the Company's Common Stock from year to year.

         In evaluating the incentive bonus compensation to be awarded to the Company's Chief Executive Officer, the Subcommittee reviewed the financial performance of the Company over the 1997 fiscal year. Based on the performance goals established by the Subcommittee under the Performance-Based Compensation Plan adopted by the shareholders at the 1995 Annual Meeting, the Chief Executive Officer was entitled to an incentive bonus of up to 20% of the increase in the after-tax cash flow from the 1996 fiscal year to the 1997 fiscal year. In 1997, after-tax cash flow increased from $107 million to $213 million, or 99%. The Subcommittee determined that it was in the best interest of the Company to award the Chief Executive Officer an incentive bonus of $2,000,000 for 1997 under the Performance-Based Compensation Plan.

         The Subcommittee also noted that the market value of the Company's outstanding Common Stock at December 31, 1997 was $7.8 billion, an 181% increase over the market value at December 31, 1996, while the number of shares outstanding increased by less than 28 percent. Total assets grew by 161% to $3.5 billion in 1997 mainly through acquisitions, while total shareholders' equity at December 31, 1997 to support that asset base grew to $1.7 billion, a 240% increase. Many factors contributed to this exceptional performance, but paramount was the financial and management skills employed by the Chief Executive Officer and the management group he put in place.

         As mentioned above, the Subcommittee gathered competitive compensation data on ten radio and television broadcasting companies. The companies were selected by the Subcommittee as the most comparable to the Company in terms of the properties operated and the markets served. The Subcommittee determined that these ten companies provided more accurate compensation information relative to the radio and television broadcasting industry than the entire range of companies covered in the Paul Kagan Associates, Inc. Broadcast Index used in the Stock Performance Chart included in this Proxy Statement. Although the companies covered in this index own radio and/or television properties, many of these companies also own and/or operate businesses in such industries as radio and television networks, newspaper and magazine publishing, film production, financial services and manufacturing. In the Subcommittee's opinion, the Chief Executive Officer's 1997 compensation corresponded to the median to high end of the range paid by the ten companies surveyed.

Policy on Deductibility of Compensation

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the tax deduction for compensation paid to the named executive officers to $1 million. However, performance-based compensation that has been approved by shareholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of outside directors (as defined for purposes of Section 162 (m)).

         At the 1995 Annual Meeting, the shareholders approved the Performance-Based Compensation Plan, which meets the requirements of Section 162(m) with respect to the performance-based compensation paid to the Chief Executive Officer, as discussed above. The Committee's present intention is to continue to comply with the requirements of Section 162(m).

                                                Respectfully submitted,

                                                THE COMPENSATION COMMITTEE
                                                John Williams and
                                                Theodore H. Strauss


                             STOCK PERFORMANCE TABLE/CHART


The following table demonstrates a five year comparison of the cumulative total returns, adjusted for stock splits and dividends, for the Company, the Paul Kagan Associates, Inc. Broadcasting Average, and the S&P 500 Composite Index


                        INDEXED YEARLY STOCK PRICE CLOSE
                (Prices Adjusted for Stock Splits and Dividends)



                     12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97

Clear Channel         1.0       2.822     3.892    6.768     11.081      24.367

Paul  Kagan
Broadcasting Index    1.0       1.341     1.484    2.059      2.452       3.817


S&P 500 Index         1.0       1.070     1.054    1.414      1.700       2.227

                            COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of any class of securities of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required to be filed by those persons, the Company believes that, during the year ended December 31, 1997, all of its directors and executive officers were in compliance with the applicable filing requirement, except that one report covering one transaction was filed late by each of L. Lowry Mays, Mark P. Mays, Randall T. Mays, Herbert W. Hill, Jr., and Kenneth E. Wyker, one report covering three transactions was filed late by Karl Eller, one report covering eleven transactions was filed late by Timothy J. Donmoyer, and one report covering eight transactions was filed late by Paul J. Meyer.


                                           CERTAIN TRANSACTIONS

         The Company paid fees in 1997 to the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. Alan Feld, a director of the Company, is the sole shareholder of a professional corporation which is a partner of such firm. The Company purchased in 1997 various forms of insurance from Primera. B. J. McCombs, a director of the Company, owns 75% of Primera. As part of its operations, the Company leases certain office space in San Antonio, Texas from the trusts of the children of L. Lowry Mays and B. J. McCombs. This lease expired on December 31, 1997, however the office space is being rented on a month to month basis with current monthly rentals of $16,724. The Company believes all of the transactions described above are no less favorable to the Company than could be obtained with nonaffiliated parties.

         The Company's wholly-owned subsidiary, Clear Channel Television, Inc. ("CCTV"), adopted its 1991 Non-Qualified Stock Option Plan (the "CCTV Non-Qualified Stock Option Plan"), providing for the grant to eligible CCTV employees of options to purchase up to 50,000 shares of CCTV Common Stock. The CCTV Non-Qualified Stock Option Plan is currently administered by the Stock Option Committee of the Board of Directors of CCTV. In February 1993, CCTV elected to discontinue the granting of options pursuant to this plan. Under the terms of the CCTV Non-Qualified Stock Option Plan, the CCTV Stock Option Committee is authorized to determine the date upon which options granted thereunder become exercisable, the exercise price of such options and other terms and conditions thereof. At December 31, 1997, options to purchase 9,500 shares of CCTV Common Stock had been granted and were outstanding under the CCTV Non-Qualified Stock Option Plan. The exercise price of such options is $1.00 per share. Pursuant to the CCTV Non-Qualified Stock Option Plan, each participant therein will be required to enter into a Buy-Sell Agreement with CCTV with respect to the shares of CCTV Common Stock acquired by such participant upon the exercise of any options granted thereunder. Executive officers Mark P. Mays, Randall T. Mays, W. Ripperton Riordan and Herbert W. Hill Jr. hold 4,000, 1,000, 2,500 and 2,000 options respectively. All such options vest in January 1999.

         In May 1977, the Company and its shareholders, including L. Lowry Mays and B.J. McCombs, entered into a Buy-Sell Agreement ("the Repurchase Agreement") restricting the disposition of the outstanding shares of Common Stock owned by
L. Lowry Mays and B.J. McCombs and their heirs, legal representatives, successors and assigns (collectively, "the Restricted Parties"). The Repurchase Agreement provides that in the event that a Restricted Party desires to dispose of his shares, other than by disposition by will or intestacy or through gifts to such Restricted Party's spouse or children, such shares must by offered for a period of 30 days to the Company. Any shares not purchased by the Company must then be offered for a period of 30 days to the other Restricted Parties. If all of the offered shares are not purchased by the Company or the other Restricted Parties, the Restricted Party offering his or her shares may sell them to a third party during a period of 90 days thereafter at a price and on terms not more favorable than those offered to the Company and the other Restricted Parties. In addition, a Restricted Party may not individually, or in concert with others, sell any shares so as to deliver voting control to a third party without providing in any such sale that all Restricted Parties will be offered the same price and terms for their shares.

         Karl Eller, a director and executive officer of the Company, and Scott Eller, the son of Karl Eller and also an executive officer of the Company, beneficially own a minority interest of approximately 7% of the outstanding capital stock of Eller Media. Pursuant to a Stockholders Agreement between the Company and EM Holdings LLC, dated April 10, 1997, Karl Eller and Scott Eller have the right, until April 10, 2002, to require the Company to acquire such stock for 1,081,469 shares of the Company's Common Stock. From and after April 10, 2004 (or before such date upon the occurrence of certain events), the Company will have the right to acquire the minority interest stake in Eller Media for 1,081,469 shares of its Common Stock.

         In connection with the Merger Agreement, Daniel L. Simon entered into an employment agreement with the Company dated October 23, 1997 which will become effective at the time the merger is consummated for Mr. Simon to serve as the Vice Chairman and Chief Operating Officer of Universal and Eller Media until August 18, 1999. The agreement provides for an annual base salary of $350,000 and an annual bonus to be determined by the Board. Pursuant to the terms of the agreement, if Mr. Simon's employment is terminated by him for "Good Reason," as defined in the agreement, he will continue to receive his base salary and employee benefits for the remainder of the term of the agreement. Mr. Simon may terminate his employment pursuant to the employment agreement without Good Reason upon providing four weeks' notice of such termination, and, in such event, he will be bound by a noncompetition covenant for a period equal to the longer of one year or the remainder of the term of the agreement.

         In connection with the Merger Agreement, Daniel L. Simon has entered into a Resale Agreement with the Company dated October 23, 1997. Pursuant to this agreement, after the consummation of the merger and continuing until the earlier of (i) the date Mr. Simon is no longer an officer or director of the Company or any of its subsidiaries, or (ii) two years following the consummation of the merger, Mr. Simon will not, directly or indirectly, offer, sell, sell short or otherwise dispose of any shares of the Company's Common Stock, or any securities convertible into, exchangeable or exercisable for the Company's Common Stock owned by Mr. Simon, or request the registration for the offer or sale of any of the foregoing, provided that during such period Mr. Simon (a) may sell up to $75,000,000 of the Company's Common Stock in accordance with applicable law and (b) may make "Permitted Transfers," as defined in the agreement, provided that the transferee agrees to be bound by the agreement. In addition, pursuant to the agreement, Mr. Simon will not, directly or indirectly, purchase, offer to purchase, sell, offer to sell, sell short or otherwise acquire or dispose of any Company securities until the consummation of the merger. These restrictions terminate if the Merger Agreement is terminated prior to the consummation of the merger.


                           PROPOSAL 2: APPROVAL OF THE
                       CLEAR CHANNEL COMMUNICATIONS, INC.
                            1998 STOCK INCENTIVE PLAN

         On February 10, 1998, the Board adopted the Clear Channel Communications, Inc. 1998 Stock Incentive Plan (the "Plan") for the purpose of providing the Company an effective means to attract, retain and encourage qualified individuals to serve the Company with a high degree of commitment. A brief description of the major provisions of the Plan is set forth below to facilitate an informed decision by the Shareholders entitled to vote on the approval of the Plan. However, the summary description is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Appendix A.

Overview of Awards

         The following types of awards may be granted under the Plan: (i) incentive stock options ("Incentive Options"), (ii) nonqualified stock options ("Nonqualified Options"), (iii) rights to receive all or some portion of the increase in value of the Common Stock ("Stock Appreciation Rights"), (iv) the right to receive all or some portion of cash dividends with respect to the Common Stock ("Dividend Equivalent Rights"), (v) rights to receive cash and/or Common Stock contingent upon the attainment of defined performance goals
("Performance Awards"), and (vi) shares of Common Stock subject to temporary restrictions on transfer ("Restricted Stock") (collectively, "Awards"). Eligible individuals under the Plan include employees, officers and directors of the Company or a subsidiary of the Company or consultants or advisors receiving cash compensation from the Company or a subsidiary of the Company. In addition, the Plan provides that directors of the Company may receive some or all of their annual director compensation in the form of shares of Common Stock.

Administration

         Except for Awards of Nonqualified Options to nonemployee directors ("Director Options"), the Plan will be administered by a committee which shall consist of at least two directors and may consist of the entire Board (the "Plan Committee"). The Board will grant Director Options. The Plan Committee will have broad discretion, subject to the terms of the Plan, to designate the recipients of Awards, prescribe the terms and conditions of Awards and establish rules and regulations for administration of the Plan.

         Under the Plan, members of the Plan Committee are not liable for their actions taken in a good faith attempt to administer the Plan and are entitled to indemnification from the Company to the extent permitted by law in connection with claims asserted in regard to administration of the Plan.

Stock Subject to the Plan

         The maximum number of shares of Common Stock which may be the subject of Awards under the Plan is 7,500,000. Furthermore, within the period of one year no individual may receive with respect to Awards more than 1,000,000 shares or $5,000,000 in cash or shares with an equivalent fair market value. However, the ceilings may be adjusted by the Plan Committee upon the occurrence of certain events affecting the capitalization of the Company. See "Adjustments" below. Upon the expiration, cancellation or termination of an Award (other than by reason of exercise), the shares previously subject to such Award may again be the subject of Awards granted under the Plan.

Summary of Incentive Options and Nonqualified Options

         The exercise price for Incentive Options and Nonqualified Options will be determined by the Plan Committee, other than for Director Options, which will be determined by the Board; provided, however, the exercise price for each Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% in the case of an Incentive Option granted to an individual owning more than 10% of the voting stock of the Company or a parent or subsidiary of the Company (a "10% Shareholder")). The aggregate fair market value (determined at the time an Incentive Stove Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company) will not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. Incentive Stock Options may not be granted under the Plan subsequent to February 10, 2008.

         Each Option granted under the Plan other than Director Options will be exercisable according to the terms established by the Plan Committee. In the case of Directors Options, the Board will grant the options and such Director Options will be exercised according to the terms established by the Board. In no event, however, will an Option, including a Directors Option, be exercisable after the expiration of ten years from the date of grant (five years for a 10% Shareholder).

         Options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 under the Exchange Act), and are exercisable only by the optionee or his or her legal guardian or legal representative.

         The purchase price payable upon the exercise of an Option is payable in cash, by delivery of an equivalent fair market value of Common Stock, by cashless exercise procedures or by a combination of the foregoing, as determined by the Plan Committee. No fractional shares will be issuable upon exercise of an Option, and the number of shares issuable will be rounded to the nearest whole number.

Summary of Stock Appreciation Rights

         A Stock Appreciation Right is the right to receive an amount equal to the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (in the case of Stock Appreciation Rights granted independent of a Stock Option) or the exercise price of the related Stock Option (in the case of a Stock Appreciation Right granted in tandem with a Stock Option). Stock Appreciation Rights may be granted in connection with Stock Options or as a separate award unrelated to Stock Options. The exercisability of Stock Appreciation Rights granted in connection with Stock Options will be governed by the exercisability of the related Options. The amount payable to the holder upon the exercise of a Stock Appreciation Right is based on the difference between the fair market value of the Company's Common Stock on the date preceding exercise and the exercise price of the Option in connection with which the Stock Appreciation Right was granted (or the fair market value of Common Stock on the date the Stock Appreciation Right was granted if it was not granted in connection with an Option). However, the Plan Committee may establish a maximum amount payable upon the exercise of a Stock Appreciation Right. The amount payable to a holder upon the exercise of a Stock Appreciation Right may be paid in the form of Common Stock or cash or a combination thereof, as determined by the Plan Committee.

Summary of Dividend Equivalent Rights

         Dividend Equivalent Rights may be granted in conjunction with other Awards or as a separate Award. The Plan Committee will determine the terms and conditions of the Dividend Equivalent Rights and, specifically, will determine whether amounts payable will be paid on a current or deferred basis and whether they will be settled in cash or stock in single or multiple installments.

Summary of Restricted Stock

         Restricted Stock is the grant of shares of Common Stock or the right to purchase Common Stock at a price determined by the Plan Committee, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Restricted Stock granted under the Plan will be subject to restrictions on transfer and such other restrictions imposed by the Plan Committee. No stock certificate representing Restricted Stock may be issued in the name of the grantee until the grantee executes a written agreement, blank stock powers and an escrow agreement or other documents required by the Plan Committee. Restricted Stock may not be delivered to the grantee or sold, transferred or pledged until the restrictions imposed by the Plan Committee have lapsed according to the terms established by the Plan Committee. The Plan Committee will determine whether dividend payments in respect of Restricted Stock will be made currently or deferred until the lapsing of restrictions. Upon lapse of the restrictions, the certificates representing the Restricted Stock will be delivered to the grantee, in addition to any deferred dividends with interest accrued thereon. All restrictions lapse upon a change in control of the Company unless the Plan Committee specifies otherwise in the written agreement.

Summary of Performance Awards

         Awards contingent upon the attainment of certain financial or other objectives within a designated period of time may be granted by the Plan Committee in the form of shares of Common Stock ("Performance Shares") or other Awards ("Performance Units"). The performance objectives to be established in writing by the Plan Committee may be expressed in terms of earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share, or a combination of the foregoing with regard to the Company or a subsidiary. The Plan Committee may establish a ceiling on the amount payable under a Performance Award.

         A grantee becomes vested in Performance Awards to the extent that the established objectives are achieved during the designated measurement period, and immediately following the end of such period the Company must pay any amounts due in cash or Common Stock or a combination thereof.

         Issuance of certificates representing Performance Shares may not occur until the grantee executes a written agreement, blank stock powers and an escrow agreement or such other documents required by the Plan Committee. Certificates representing Performance Shares may not be delivered to the grantee or sold, transferred or pledged prior to the attainment of the designated objectives and fulfillment of other conditions established by the Plan Committee. The Plan Committee may determine whether dividends in respect of issued but undelivered Performance Shares will be paid currently or deferred and paid with interest upon lapsing of the restrictions.

Adjustments

         Upon the termination or change in status of employment of a grantee, adjustments to the terms and conditions of Awards held by such grantee will be made according to the terms established by the Plan Committee in the written agreement respecting such Award.

         Each Award granted by the Plan Committee must be evidenced by a written agreement. Although the Plan Committee has the discretion to amend the terms of an Award subsequent to the date of grant, it may not do so in a way that adversely affects rights previously granted under the Plan.

         The Plan Committee will also determine the appropriate adjustments to be made to the terms of the Plan and Awards previously granted thereunder upon the occurrence of certain events affecting the capitalization of the Company including, but not limited to, an increase or decrease in the number of issued and outstanding shares of Common Stock or other changes in capitalization resulting from a reclassification, recapitalization, merger, consolidation, stock dividend, stock split or otherwise. Appropriate adjustments may be made to the maximum number of shares and the class of shares or other securities with respect to which Awards may be made, the maximum number of shares with respect to which an individual may be granted Awards, the number and class of shares subject to outstanding Awards, the exercise price of such outstanding Awards, and the performance objectives upon which Performance Awards are based.

         Upon a Change of Control (as defined in the Plan), (i) with respect to all Stock Option Awards and Stock Appreciation Rights Awards, all of such Awards shall become immediately exercisable, (ii) with respect to Restricted Stock Awards, all restrictions upon such shares shall lapse, and (iii) with respect to Performance Awards, such Awards will be treated in the manner determined by the Plan Committee at the time such Performance Awards were granted. In addition, to the extent set forth in the applicable agreement relating to a Stock Option Award or Stock Appreciation Right Award, upon a Change of Control, (i) the holder of a Stock Option Award will have the right to a cash payment within sixty (60) days after such Change of Control equal to the excess of fair market value of the shares subject to such Stock Option on the date preceding the date of surrender over the aggregate purchase price of the shares subject to such Stock Option, and (ii) the holder of a Stock Appreciation Right Award will be entitled to receive a cash or stock payment from the Company with a value equal to the fair market value on the date preceding the date of exercise over the fair market value of the shares subject to such Stock Appreciation Award.

         Following any liquidation, dissolution, merger or consolidation of the Company, each holder of an Award is entitled to receive the same consideration received in such transaction by each holder of Common Stock, subject to the restrictions and other terms and conditions applicable to the Award.

Termination and Amendment of the Plan

         The Plan has no automatic termination date. However, Incentive Stock Options may not be granted under the Plan subsequent to February 10, 2008. In addition, the Plan Committee may terminate, amend or suspend the Plan at any time provided that such action does not adversely affect rights previously granted under the Plan.

Federal Income Tax Consequences

         An   individual   receiving   Nonqualified   Stock   Options  or  Stock
Appreciation Rights will not recognize taxable income at the time the Nonqualified Stock Options or Stock Appreciation Rights are granted. At the time the Nonqualified Stock Options or Stock Appreciation Rights are exercised, the individual will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or in the case of Stock Appreciation Rights granted independent of Stock Options, the fair market value of the Common Stock at the time of grant) and the fair market value of Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the individual, provided that the Company withholds taxes.

         An individual granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. The excess of the fair market value of the Common Stock received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

         If the holding period requirement is not met, the Incentive Stock Option will be treated as one which does not meet the requirements of the Code for Incentive Stock Options and the individual will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

         An individual receiving Restricted Stock will not recognize taxable income at the time of grant. At the time the restrictions lapse, the individual will recognize ordinary taxable income equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the price, if any, paid for such Common Stock. Any dividends received before the termination of restrictions will be taxed as ordinary income. The Company will be entitled to a deduction equal to the ordinary income reported by the individual, provided the Company withholds taxes. Upon the disposition of the Common Stock, the individual will recognize taxable gain or loss equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Common Stock. The gain or loss will be taxable as a capital asset.

         An individual may elect to report and recognize income at the time of grant or purchase of Restricted Stock by filing an election under Section 83(b) of the Code (a "Section 83(b) election"). If the individual makes a Section 83(b) election, the Company will be entitled to a deduction equal to the ordinary income reported by the individual in the year of the election, provided the Company withholds taxes. However, dividends received before the restrictions lapse will not be deductible by the Company. Upon the disposition of the Common Stock, the individual will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the individual as a result of the Section 83(b) election and any amounts paid by the individual for the Restricted Stock.

         Special rules may apply with respect to individuals subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Stock Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an individual subject to Section 16(b) (and the concurrent deduction by the Company) on the exercise of a Stock Option or Stock Appreciation Right generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the individual elects otherwise by making a Section 83(b) election.

Vote Required

         The affirmative vote of a majority of the outstanding shares present and entitled to vote at the Meeting is required to approve the Plan.

The Board recommends that the shareholders vote "FOR" the approval of the Plan. Each of the directors may have an interest and may benefit from the adoption of the Plan, since they are eligible to receive Awards under the terms of the Plan.

                          PROPOSAL 3: AMENDMENT OF THE
                       COMPANY'S ARTICLES OF INCORPORATION

         The current authorized capital stock of the Company consists of 2,000,000 shares of preferred stock, $1.00 par value (the "Preferred Stock"), and 150,000,000 shares of Common Stock, $.10 par value, of which no shares of Preferred Stock and 98,387,626 shares of Common Stock were issued and outstanding at March 6, 1998. On February 10, 1998, the Board adopted a proposed amendment to Article IV of the Company's Articles of Incorporation increasing the authorized number of shares of Preferred Stock from 2,000,000 shares to 10,000,000 and the authorized number of shares of Common Stock from 150,000,000 shares to 600,000,000 shares for submission to the shareholders at the Meeting.

         The Board is authorized to issue shares of Preferred Stock, in one or more series, and to fix the rights, preferences, privileges and qualifications thereof without any further vote or action by the shareholders. The issuance of Preferred Stock could decrease the amount of earnings and assets available for distribution to holders of Common Stock, and adversely affect the rights and powers, including voting rights, of such holders and may have the effect of delaying, deferring or preventing a change in control of the Company. No shares of Preferred Stock have ever been issued.

         Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of shareholders of the Company and ratably to receive dividends, if any, as may be declared from time to time by the Board from funds legally available therefore, subject to the payment of any outstanding preferential dividends declared with respect to any Preferred Stock that from time to time may be outstanding. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to shareholders after payment of all obligations of the Company, subject to the rights to receive preferential distributions of the holders of any Preferred Stock then outstanding.

         If the proposed amendment is approved, all or any part of the authorized but unissued shares of Preferred Stock or Common Stock may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of any stock exchange on which the shares of stock of the Company may be listed, for such purposes and on such terms as the Board may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership.

         The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that future issuances of Common Stock will reduce each existing shareholders' proportionate ownership.

         If the proposed amendment is adopted, Section 1 of Article IV of the Articles of Incorporation would be amended to read as follows:

              "Authorized Shares. The aggregate number of shares which the Corporation shall have the authority to issue is 610,000,000 shares, 600,000,000 of which shall be Common Stock ("Common Stock"), par value of $.10 each, and 10,000,000 of which shall be Preferred Stock ("Preferred Stock"), par value of $1.00 each."

         The proposed amendment to Article IV will not change any other aspect of Article IV.

         The Board has determined that it would be appropriate for the Company to increase the number of its authorized shares of Preferred Stock and Common Stock in order to have additional shares available for possible future acquisition or financing transactions, stock splits, stock dividends and other issuances, or to satisfy requirements for additional reservations of shares by reason of future transactions which might require increased reservations. The Company plans to issue or reserve for issuance approximately twenty million shares of Common Stock upon the consummation of the merger between the Company and Universal. Consummation of the Merger is subject to the terms and conditions set forth in the Merger Agreement between the parties and to various regulatory approvals. There can be no assurance that such Merger will ultimately be consummated. The Company currently has enough shares of Common Stock authorized for issuance to consummate the Merger without amending its Articles of Incorporation.

         The affirmative vote of holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required in order to adopt the proposed amendment. Unless indicated to the contrary, the enclosed proxy will be voted for the proposed amendment. Votes "withheld" or abstaining from voting will have the same effect as a negative vote or a vote "against" the proposed amendment.

         The Board recommends that the shareholders vote "FOR" the proposed amendment.


                  PROPOSAL 4: SELECTION OF INDEPENDENT AUDITORS

         The Company's financial statements for the year ended December 31, 1997 have been audited by Ernst & Young LLP, independent certified public accountants. Representatives of Ernst & Young LLP are expected to be present at the Meeting to respond to appropriate questions and will have an opportunity to make an appropriate statement if they so desire.

         The Board has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the year ending December 31, 1998. Unless otherwise directed, the persons named in the accompanying proxy will vote in favor of the ratification of the appointment of Ernst & Young LLP.

         The Board recommends that the shareholders vote "FOR" the ratification of Ernst & Young LLP as auditors for the year ending December 31, 1998.


                              SHAREHOLDER PROPOSALS

         A proper proposal submitted by a Company shareholder for consideration at the Company's 1999 Annual Meeting of Shareholders and received at the Company's executive offices no later than December 30, 1998 will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting. If the proposal is adopted, it will be included in the information statements distributed to shareholders.


                                     GENERAL

         Neither management nor the Board knows of any matter to be acted upon at the meeting other than the matters described above. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

         The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telegraph and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for their charges and expenses connected therewith.

         A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission will be available when filed without charge to shareholders upon written request to Clear Channel Communications, P.O. Box 659512, San Antonio, Texas 78265-9512.

                                                               Kenneth E. Wyker
                                                               Secretary

                                   Appendix A

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                            1998 STOCK INCENTIVE PLAN


         1.       Purpose.

                  The purpose of this Plan is to strengthen Clear Channel Communications, Inc., a Texas corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

         2.       Definitions.

                  For purposes of the Plan:

                  2.1  "Adjusted  Fair Market  Value"  means,  in the event of a
Change in  Control,  the  greater  of (i) the  highest  price per Share  paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

                  2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

                  2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

                  2.5      "Board" means the Board of Directors of the Company.

                  2.6 "Cause" means (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

                  2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

                      (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding
L. Lowry Mays, B.J. McCombs or any of their affiliates), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%)or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);
                      (b) The individuals who, as of February 10, 1998 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or
                      (c) The consummation of:

                          (i)    A    merger,     consolidation     or
                           reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                                            (A) the stockholders of the Company,
                                    immediately      before     such     merger,
                                    consolidation   or    reorganization,    own
                                    directly or indirectly immediately following
                                    such      merger,      consolidation      or
                                    reorganization, at least fifty percent (50%)
                                    of  the   combined   voting   power  of  the
                                    outstanding   voting   securities   of   the
                                    corporation  resulting  from such  merger or
                                    consolidation   or    reorganization    (the
                                    "Surviving  Corporation")  in  substantially
                                    the same  proportion  as their  ownership of
                                    the  Voting  Securities  immediately  before
                                    such      merger,      consolidation      or
                                    reorganization,

                                            (B) the individuals who were members
                                    of the Incumbent Board  immediately prior to
                                    the execution of the agreement providing for
                                    such merger, consolidation or reorganization
                                    constitute   at  least  a  majority  of  the
                                    members  of the  board of  directors  of the
                                    Surviving  Corporation,   or  a  corporation
                                    beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                            (C) no  Person  other  than  (i) the
                                    Company,  (ii)  any  Subsidiary,  (iii)  any
                                    employee  benefit plan (or any trust forming
                                    a part thereof) that,  immediately  prior to
                                    such      merger,      consolidation      or
                                    reorganization,   was   maintained   by  the
                                    Company  or  any  Subsidiary,  or  (iv)  any
                                    Person  who,   immediately   prior  to  such
                                    merger,  consolidation or reorganization had
                                    Beneficial Ownership of thirty percent (30%)
                                    or  more  of  the  then  outstanding  Voting
                                    Securities   or   Shares,   has   Beneficial
                                    Ownership of thirty percent (30%) or more of
                                    the combined  voting power of the  Surviving
                                    Corporation's    then   outstanding   voting
                                    securities or its common stock.

                                    (ii)  A complete liquidation or dissolution
                           of the Company; or

                                    (iii) The sale or other  disposition  of all
                           or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated or intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

            2.9  "Code" means the Internal Revenue Code of 1986, as amended.

            2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

            2.11  "Company" means Clear Channel Communications, Inc.

            2.12  "Director" means a director of the Company.

            2.13  "Director  Option" means an Option  granted  pursuant to
Section 6.1.

            2.14  "Director Stock" has the meaning set forth in Section 6.2.

            2.15  "Disability" means:

                  (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                  (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

            2.16 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

            2.17 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

            2.18 "Eligible Director" means a director of the Company who is not an employee of the Company or any Affiliate of the Company.

            2.19 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

           2.20 "Employee Option" means an Option granted pursuant to Section 5.

           2.21 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           2.22 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

           2.23 "Grantee" means a person to whom an Award has been granted under the Plan.

           2.24 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code as it may exist from time to time and designated by the Committee as an Incentive Stock Option. Each Incentive Stock Option granted hereunder shall comply with Section 422 of the Code as it may exist from time to time.

           2.25 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

           2.26 "Nonqualified Stock Option" means an Option which is not an Incentive Stock
Option.

           2.27 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

           2.28 "Optionee" means a person to whom an Option has been granted under the Plan.

           2.29 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

           2.30  "Parent"  means  any  corporation   which  is  a  parent
corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

           2.31 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

           2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

          2.33 "Performance Objectives" has the meaning set forth in Section 11.

           2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

           2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

           2.36 "Plan" means the Clear Channel Communications, Inc. 1998 Stock Incentive Plan, as amended and restated from time to time.

           2.37 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

           2.38 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

           2.39  "Retained" has the meaning set forth in Section 6.2.

           2.40 "Shares" means the common stock, par value $0.10 per share, of the Company.

           2.41 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

           2.42 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

           2.43 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

           2.44 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.       Administration.

                  3.1 Except for a grant of Director Options, the Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. With respect to a grant of Director Options, Awards shall be determined by the Board. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                  3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                       (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                       (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                       (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                       (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                       (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                       (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4.       Stock Subject to the Plan.

                  4.1 The maximum  number of Shares that may be made the subject of Options and Awards granted under the Plan is 7,500,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.2(b)). The maximum number of Shares that an Eligible Individual may receive in any calendar year period in respect of Options and Awards may not exceed 1,000,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $5,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to
Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                       (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                       (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

                  4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5.       Option Grants for Eligible Individuals.

                  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

                  5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                  5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

                  5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

                  5.6 Limitation on Aggregate Value of Shares that May Become First Exercisable During any Calendar Year Under an Incentive Stock Option. Except as is otherwise provided in this Plan, with respect to any Incentive Stock Option granted under this Plan, the aggregate Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair market Value of Shares or shares of stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a holder in any calendar year may not (with respect to that holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. For purposes of this Section 5.6 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of Shares to be reclassified in accordance with the Code.

         6.       Option Grants for Nonemployee Directors.

                  6.1 Discretionary Awards. From time to time the Board may elect to grant Director Options to Eligible Directors. In making such grants the Board shall take into consideration the contribution such Eligible Directors have made or may make to the success of the Company and such other considerations as the Board may from time to time specify. The Board shall determine the number of shares subject to such Director Options, and, subject to provisions of the Plan, the exercise price, vesting schedule and terms of such Director Options.

                  6.2  Director Stock.

                       (a) The Company intends to pay each Eligible Director (and at the discretion of the Board certain employee directors) an annual retainer in the amount set from time to time by the Board (the "Retainer"). Each Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock ("Director Stock") or any portion in cash and any portion in Director Stock. Each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Retainer in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her retainer in Director Stock shall either (i) be approved by (A) the Committee or (B) the Board or (ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

                       (b) The Company shall make the first issuance of shares of Director Stock on the first trading day of the first full calendar quarter after February 10, 1998. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent calendar quarter and shall be made to all Persons who are Directors on that trading day except any Director whose Retainer is to be paid entirely in cash. The number of shares of Stock is issuable to those Directors on the relevant trading date indicated above shall equal:

                                  [ % multiplied by (R/4) ] divided by P

                  WHERE:

                  % = the percentage of the Director's Retainer that the Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal;

                  R = the Director's Retainer for the year during which the issuance occurs; and

                  P = the closing price, as quoted on the principal exchange on which Shares are traded, on the date of issuance.

         Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

         7.       Terms and Conditions Applicable to All Options.

                  7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  7.3 Rights of Optionees. Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

                  7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

         8.       Stock Appreciation Rights.

                  The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

                  8.1 Time of Grant. A Stock  Appreciation  Right may be granted
(i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                  8.2 Stock Appreciation Right Related to an Option.

                      (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                       (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                       (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                  8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and
(y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

         9.       Dividend Equivalent Rights.

                  Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

         10.      Restricted Stock.

                  10.1  Grant.  The  Committee  may  grant  Awards  to  Eligible
Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

                  10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  10.4  Lapse of Restrictions.

                        (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                        (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

                  10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                  10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         11.      Performance Awards.

                  11.1 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

                       (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

                  11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                       (a) Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                       (b) Payment of Awards. Subject to Section 11.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

                  11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                       (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                       (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                       (c) Lapse  of   Restrictions.   Subject to Sections
11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                       (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                       (e) Delivery of Shares.   Upon the lapse of the
restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  11.4 Effect of Change in Control. In the event of a Change in Control:

                       (a) With respect to Performance Units, the Grantee shall
(i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

                       (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

                       (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

                  11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         12. Effect of a Termination of Employment.

                  The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

         13. Adjustment Upon Changes in Capitalization.

                       (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to
(i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

                       (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                       (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         14.      Effect of Certain Transactions.

                  Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

         15.      Interpretation.

                  Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                       (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                       (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

         16.      Pooling Transactions.

                  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee may take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         17. Termination and Amendment of the Plan.

                  The Plan does not have a fixed termination date, provided that no Incentive Stock Option shall be granted hereunder subsequent to February 10, 2008. The Board may terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                       (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                       (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

         18. Non-Exclusivity of the Plan.

                  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         19.      Limitation of Liability.

                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                           (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                           (ii) give any person  any rights  whatsoever
                     with  respect  to  Shares   except  as   specifically
                     provided in the Plan;

                          (iii) limit in any way the right of the Company or any
                     Subsidiary to terminate the employment of any person at any time; or

                           (iv) be evidence of any agreement or understanding,
                     expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         20.      Regulations and Other Approvals; Governing Law.

                  20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of laws principles thereof.

                  20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                  20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                  20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         21.      Miscellaneous.

                  21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  21.2     Withholding of Taxes.

                       (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                       (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  21.3. Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Texas within twelve (12) months of the adoption of the Plan by the Board.

                       CLEAR CHANNEL COMMUNICATIONS, INC.

       Proxy Solicited on Behalf of the Board of Directors for the Annual
                 Meeting of Shareholders to be held May 5, 1998

         The undersigned hereby appoints L. Lowry Mays and Alan D. Feld, and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of CLEAR CHANNEL COMMUNICATIONS, INC. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting of Shareholders of said Company to be held in San Antonio, Texas on May 5, 1998 at 11:00 A.M., central time, or at any adjournments or postponements thereof, with all powers the undersigned would possess of then personally present, as indicated on the reverse side.

         This undersigned acknowledges receipt of notice of said meeting and accompanying Proxy Statement and of the 1997 Annual Report and ratifies and confirms all acts that any of the said proxy holders or their substitutes may lawfully do or cause to be done by virtue hereof.

                    (Continued and to be dated and signed on the reverse side.)

                                             CLEAR CHANNEL COMMUNICATIONS, INC.
                                             P.O. BOX 11181
                                             NEW YORK, N.Y.  10203-0181

1. Election of Directors            FOR all eight nominees listed below [ ]
                                    WITHHOLD AUTHORITY to vote for all eight nominees below [ ] EXCEPTIONS* [ ]

    Nominees: L. Lowry Mays Karl Eller Mark P. Mays Alan D. Feld B.J. McCombs
              Theodore H. Strauss John H. Williams Daniel L. Simon

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
     *Exceptions: __________________________________________________________


2.       Approval of the Clear Channel Communications, Inc. 1998 Stock Incentive
         Plan.

         FOR [  ]   AGAINST [  ]   ABSTAIN [  ]

3. Amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Preferred Stock and Common Stock.

         FOR [  ]   AGAINST [  ]   ABSTAIN [  ]

4. Ratification of the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 1998.

         FOR  [  ]   AGAINST [  ]  ABSTAIN [  ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Change of Address and/or Comments:  [  ]

         Please sign your name exactly as it appears hereon. Joint owners should sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title.


Dated:____________________________________, 1998


-----------------------------------------------
Shareholder's signature


-----------------------------------------------
Shareholder's signature if stock held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

Votes MUST be indicated (X) in Black or Blue Ink.